UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2014

Curis, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Curis, Inc. (“the Company”) is hereby furnishing its corporate presentation that it intends to provide to investors and other third parties from time to time as part of its investor relations activities, including in meetings being held in San Francisco from January 13-16, 2014 surrounding the J.P. Morgan 32nd Annual Healthcare Conference. A copy of such corporate presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The attached presentation contains statements about the Company’s future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results or events could differ materially from the expectations, plans and prospects disclosed in the forward-looking statements that the Company makes due to a number of important factors, including risks related to: the Company’s ability to satisfactorily respond to the FDA’s request for additional data and analysis regarding CUDC-427 with respect to the partial clinical hold and its ability to conduct future preclinical or clinical studies involving CUDC-427 if the FDA or other regulatory agencies continue to express safety concerns even if the hold is lifted; Genentech’s and Roche’s ability to successfully develop and commercialize Erivedge; the Company’s and its collaborators’ ability to successfully research, obtain regulatory approvals for, develop and commercialize products based upon the Company’s technologies; the Erivedge royalty-collateralized loan transaction entered into by the Company’s wholly-owned subsidiary, including the risk that it may not receive sufficient levels of royalty revenue from sales of Erivedge to satisfy the debt obligation or may otherwise lose its rights to royalties and royalty related payments as a result of a foreclosure of the loan; the Company’s ability to obtain and maintain proprietary protection for its technologies and product candidates; competitive pressures; the Company’s ability to raise additional funds to finance its operations; and those risk factors discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, and other reports that it files with SEC. The forward-looking statements included in the attached presentation represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. While the Company may elect to update these forward-looking statements in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of the attached presentation.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made Registrant under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

The Exhibit to this Current Report on Form 8-K is listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Michael P. Gray
Date: January 13, 2014		Michael P. Gray
Chief Business and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corporate Presentation dated January 13, 2014.